SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):          15-Nov-02

Lehman ABS Manufactured Housing Contract Senior/Subordinate
 Asset-Backed Certificates, Series 2002-A
(Exact name of registrant as specified in its charter)


          Delaware                      333-76627             13-3447441
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


745 Seventh Avenue
New York, New York                                                   10019
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 526-7000
Item 5. Other Events

  On   15-Nov-02   a scheduled distribution was made from the Trust
     to holders of the Certificates.  The Trustee has caused to be filed with
     the Commission, the Monthly Report dated              15-Nov-02
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                   Date:
                   Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Report Dated                     15-Nov-02


Lehman ABS Manufactured Housing Contract Senior/Subordinate
 Asset-Backed Certificates, Series 2002-A

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                15-Nov-02

DISTRIBUTION SUMMARY

         							     Pass         Accrued
        Original       Beginning      Principal      Through      Interest
Class   Face Value     Balance        Distribution   Rate         Distributed
A       77,666,000   74,313,293       1,085,250      2.25000%        143,982
M-1      7,995,000    7,995,000               0      3.05000%         20,998
M-2      7,995,000    7,995,000               0      4.05000%         27,883
B-1      7,995,000    7,995,000               0      5.30634%         39,931
B-2      5,711,000    5,711,000               0      5.30634%         44,506
C        6,852,792    6,934,897               0                           (0)
R                0            0               0                            0
Total  114,214,792  110,944,190       1,085,250                      277,299


            Realized Loss          Interest          Ending
            Principal              Shortfall         Balance
Class
    A           N/A                      0         73,228,042
  M-1          0.00                      0          7,995,000
  M-2          0.00                      0          7,995,000
  B-1          0.00                      0          7,995,000
  B-2          0.00                      0          5,711,000
    C           N/A                      0          7,060,364
    R           N/A                      0                  0
Total          0.00                      0        109,984,406





AMOUNTS PER $1,000 UNIT
                                                   Interest
                    Prin             Int           Carry-forward  Ending
ClassCusip          Distribution     Distribution  Amount         Balance
A    52519SAS2      13.97330119      1.85386141   0.00000000    942.85842119
M-1  52519SAT0       0.00000000      2.62638899   0.00000000   1000.00000000
M-2  52519SAU7       0.00000000      3.48749969   0.00000000   1000.00000000
B-1  52519SAV5       0.00000000      4.99444403   0.00000000   1000.00000000
B-2  52519SAW3       0.00000000      7.79305551   0.00000000   1000.00000000
C    52519SAX1       0.00000000     (0.00000000)  0.00000000   1030.29008185
R    52519SAY9       0.00000000      0.00000000   0.00000000      0.00000000


Collections Received During Due Period:

     Principal Collections:
          Scheduled Principal                                    123,331
          Principal Prepayments                                  747,182
          Net Liquidation Proceeds                                25,595
          Total Principal Remittance (A):                        896,107

     Available Interest:
          Interest Collections                                   687,141
          Less:  Servicer Fee                                     69,340
          Less:  Additional Servicer Fee                               0
          Less:  Back-up Servicer Fee                              8,321
          Less:  Trustee Fee                                       2,959
          Less:  Yield Maintenance Fee                           116,966
          Less:  Excess IO Strip Amount                           23,113
          Less:  Indemnification Payments                              0
          Total Available Interest (B):                          466,442
     Yield Maintenance Payments deposited to Certificate Account:
          Payments from Fixed Rate Contract Cap                        0
          Payments from Class B-1 Contract Cap                         0
          Payments from Class B-2 Contract Cap                         0
          Total Payments deposited to Certificate Account (C):         0

     Available Funds (A)+(B)+(C):                              1,362,550

     Monthly Advances included in Available Funds:                     0

Unpaid Class Principal Shortfalls
     Class A                                                           0
     Class M-1                                                         0
     Class M-2                                                         0
     Class B-1                                                         0
     Class B-2                                                         0

Class A Percentage                                                  100%
Class M-1 Percentage                                                  0%
Class M-2 Percentage                                                  0%
Class B Percentage                                                    0%
Beginning Pool Balance                                       110,944,190
     Principal Reductions                                        896,107
     Net Realized Losses                                          61,503
     Non-Cash Principal Adjustments                                2,174
Ending Pool Balance                                          109,984,406

Overcollateralized Amount                                      7,060,364

Pool Factor                                                   96.296114%

Number of Repossessions in the related Due Period                      3
Balance of Repossessions in the related Due Period                74,039

Number of Repossessions that remain in inventory                       3
Balance of Repossessions that remain in inventory                 73,923

Number of Repossessions purchased by Seller                            0
Balance of Repossessions purchased by Seller                           0
Aggregate Purchase Price of Repossessions purchased by Seller          0

Class M-1 Distribution Test Satisfied                                 NO
Class M-2 Distribution Test Satisfied                                 NO
Class B Distribution Test Satisfied                                   NO
                                            Satisfied if
Pool Performance Test        Current Level   < than or =       Satisfied
a)  Average Sixty-Day Delinquency Ratio 2.3884%          9%          YES
b)  Current Realized Loss Ratio         0.7996%          6%          YES
c)  Cum. Real Loss%(NA until 9/06)      0.1942%        100%          YES

Weighted Average Contract Rate                                 7.870352%
Net WAC Cap Rate                                               5.306340%

Net Wac Cap Rate Carryover Amounts     Currrent        Unpaid
     Class A                             0               0
     Class M-1                           0               0
     Class M-2                           0               0
     Class B-1                       3,399               0
     Class B-2                      18,411               0

                                       Count        Balance
31-59 days delinquent                    70      3,543,345
60-89 days delinquent                    20      1,071,849
90 or more days delinquent               35      1,977,072

Rolling 3 month average of delinquencies as of end of Due Period 5.4597%

Number of Contracts extended or amended                               0
Balance of Contracts extended or amended                              0

Ending number of Contracts                                        1,896
Ending balance of Contracts                                 109,984,406
Weighted Average Term to Maturity of Contracts                      318

Servicer Termination Event                                           NO

                                             Trigger Level
Servicer Trigger             Current Level     > than          Violated
a)  Average Sixty-Day Delinquency Ratio   2.3884%   5% for 6 mos.    NO
b)  Annual Real. Loss Ratio(NA until 8/03)0.0000%   5%               NO
c)  Cum Loss % (NA until 9/05)            0.1942% 100%               NO

                                     Count        Balance
Prior REOs                            2         87,097
Liquidated Contracts                  2         87,097
Current REOs                          3         73,923

Amount on deposit in:
     Basis Risk Reserve Fund                                          0
     Class B-2 Certificate Reserve Account                       70,224
     Indemnification Account                                     75,000

     SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lehman ABS Manufactured Housing Contract Senior/Subordinate
 Asset-Backed Certificates, Series 2002-A


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA